UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Ares Dynamic Credit Allocation Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Your Vote Counts! ARES DYNAMIC CREDIT ALLOCATION FUND, INC. 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET D36383-P52273 You invested in ARES DYNAMIC CREDIT ALLOCATION FUND, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 11, 2021. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 11, 2021 8:30 a.m., Pacific Time Smartphone users Point your camera here and vote without entering a control number Virtually at: https://viewproxy.com/AresDynamicCreditAllocationFund/ broadridgevsm/ *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. ARES DYNAMIC CREDIT ALLOCATION FUND, INC. 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET Board Recommends Voting Items D36384-P52273 Proposal 1 - To consider and vote upon the election of: a) one Class I director, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2023 and until her successor is duly elected and qualifies, and b) two Class II directors, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2024 and until his successor is duly elected and qualifies. Nominees: 01) Paula B. Pretlow, a Class I Director 02) Seth J. Brufsky, a Class II Director 03) John J. Shaw, a Class II Director For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.